April 11, 2002

              VIA EDGAR
              ---------

              Securities and Exchange Commission
              450 Fifth Street, N.W.
              Washington, D.C.  20549-1004
              Attention:  Filing Desk, Stop 1-4

                      Re:      Spectrian Corporation
                               Current Report on Form 8-K
                               --------------------------

              Ladies and Gentlemen:

                      On behalf of Spectrian Corporation, a Delaware corporation
              (the "Company"), we file herewith via EDGAR one copy of a Current Report on Form 8-K for the Company reporting the execution of its Amendment No. 2 of its Purchase and Supply Agreement with UltraRF, Inc., a wholly owned subsidiary of Cree, Inc., dated April 5, 2002.

                      Please  direct any  questions or comments  regarding  this filing to Julia Reigel at 650-320-4509 or me at 650-565-3643.

                                              Very truly yours,

                                              WILSON SONSINI GOODRICH & ROSATI
                                              Professional Corporation

                                              /s/ Robert S. Devens, Jr.

                                              ROBERT S. DEVENS, JR.

              Enclosures

              cc: Michael D. Angel

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant

                          to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           April 5, 2002
                                                 -------------------------------

                              SPECTRIAN CORPORATION
--------------------------------------------------------------------------------
           (Exact Name of the Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           0-24360                                       77-0023003
   ------------------------                 ------------------------------------
   (Commission File Number)                 (I.R.S. Employer Identification No.)

         350 West Java Drive, Sunnyvale, California                  94089
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                  (Zip Code)

                                 (408) 745-5400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On April 5, 2002, Spectrian Corporation (the "Company") entered into Amendment No. 2 to the Purchase and Supply Agreement with UltraRF, Inc., a wholly owned subsidiary of Cree, Inc. (the "Amendment").

         A copy of the Amendment is attached hereto as Exhibit 10.48.2.  Exhibit
10.48.2 is incorporated by reference into this Item 5 and the foregoing description is qualified in its entirety by reference to such Exhibit.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

                 Exhibit
                  Number   Description
                 -------   -----------

                10.48.2 Amendment No. 2 to the Purchase and Supply Agreement, dated April 5, 2002, between the Company and UltraRF, Inc. (formerly known as Zoltar Acquisition, Inc.), a wholly owned subsidiary of Cree, Inc.

----------------------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 11, 2002

                                SPECTRIAN CORPORATION


                                By: /s/ Thomas H. Waechter
                                    -------------------------------------------
                                     Thomas H. Waechter
                                     President and Chief Executive Officer


                                By: /s/ Michael D. Angel
                                    --------------------------------------------
                                     Michael D. Angel
                                     Executive Vice President, Finance and
                                     Administration, Chief Financial Officer and
                                     Secretary

                              SPECTRIAN CORPORATION

                                    FORM 8-K

                                INDEX TO EXHIBITS

        Exhibit
         Number   Description
        -------   -----------

       10.48.2 Amendment No. 2 to the Purchase and Supply Agreement, dated April 5, 2002, between the Company and UltraRF, Inc. (formerly known as Zoltar Acquisition, Inc.), a wholly owned subsidiary of Cree, Inc.

----------------------

* Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.